POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 21                    /s/ C. Duane Blinn
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 24                    /s/ Robert Chesek
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 16                    /s/ E. Virgil Conway
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 16                    /s/ William W. Crawford
___________________, 1996 ___________________________________, Trustee








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









                       POWER OF ATTORNEY


     I, the undersigned Treasurer and Principal Financial and Accounting Officer of Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996             /s/ Nancy G. Curtiss
                              Nancy G. Curtiss
                              Treasurer
                              Principal Financial and
                              Accounting Officer




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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 21                    /s/ Harry Dalzell-Payne
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 16                    /s/ William N. Georgeson
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 21                    /s/ Francis E. Jeffries
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 21                    /s/ Leroy Keith, Jr.
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 16                    /s/ Everett L. Morris
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 21                    /s/ James M. Oates
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 16                    /s/ Richard A. Pavia
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 16                    /s/ Calvin J. Pedersen
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 21                    /s/ P.R. Reynolds
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 21                    /s/ Herbert Roth Jr.
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 21                    /s/ Richard E. Segerson
___________________, 1996 ___________________________________, Trustee








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






                       POWER OF ATTORNEY


     I,  the  undersigned  member of the  Board  of  Trustees  of
Phoenix Duff & Phelps Institutional Mutual Funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Duff & Phelps Institutional Mutual Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.






Feb. 21                    /s/ Lowell P. Weicker, Jr.
___________________, 1996 ___________________________________, Trustee








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